                                                                                                                         Exhibit Q

Metris Receivables, Inc.                                          Metris Master Trust                               Monthly Report
Securityholders' Statement                                          Series 2000-2                                         Sep-2000
Section 5.2                                                                        Class A                   Class B
(i) Security Amount ..................................................          447,514,000.00            67,956,000.00
(ii) Security Principal Distributed ..................................                    0.00                     0.00
(iii) Security Interest Distributed ..................................            2,548,499.00               409,080.96
(iv) Principal Collections ...........................................           21,488,040.73             3,263,006.96
(v) Finance Charge Collections .......................................            9,484,618.33             1,440,260.47
       Recoveries ....................................................              375,978.42                57,093.16
       Principal Funding Account Investment Earnings .................                    0.00                     0.00
       Accumulation Period Reserve Account Investment Earnings .......                    0.00                     0.00
         Total Finance Charge Collections ............................            9,860,596.75             1,497,353.63
                        Total Collections ............................           31,348,637.48             4,760,360.59
(vi) Aggregate Amount of Principal Receivables .......................                      --                       --
       Invested Amount (End of Month) ................................          447,514,000.00            67,956,000.00
       Floating Allocation Percentage ................................               7.7475465%               1.1764822%
       Fixed/Floating Allocation Percentage ..........................               7.7475465%               1.1764822%
       Invested Amount (Beginning of Month) ..........................          447,514,000.00            67,956,000.00
       Average Daily Invested Amount .................................                      --                       --
(vii) Receivable Delinquencies (As a % of Total Receivables)
       Current .......................................................                      --                       --
       30 Days to 59 Days (1 to 29 Days Contractually Delinquent) ....                      --                       --
       60 Days to 89 Days (30 to 59 Days Contractually Delinquent) ...                      --                       --
       90 Days and Over (60+ Days Contractually Delinquent) ..........                      --                       --
                        Total Receivables ............................                      --                       --
(viii) Aggregate Investor Default Amount .............................                      --                       --
         As a % of Average Daily Invested Amount
             (Annualized based on 366 days/year) .....................                      --                       --
(ix) Charge-Offs .....................................................                    0.00                     0.00
(x) Servicing Fee ....................................................                      --                       --
(xi) Unreimbursed Redirected Principal Collections ...................                      --                       --
(xii) Excess Funding Account Balance .................................                      --                       --
(xiii) New Accounts Added ............................................                      --                       --
(xiv) Average Gross Portfolio Yield ..................................                      --                       --
         Average Net Portfolio Yield .................................                      --                       --
(xv) Minimum Base Rate ...............................................                      --                       --
        Excess Spread ................................................                      --                       --
(xvi) Principal Funding Account Balance ..............................                      --                       --
(xvii) Accumulation Shortfall ........................................                      --                       --
(xviii) Scheduled date for the commencement of the Accumulation Period                      --                       --
        Accumulation Period Length ...................................                      --                       --
(xix) Principal Funding Account Investment Proceeds Deposit ..........                      --                       --
        Required Reserve Account Amount ..............................                      --                       --
        Available Reserve Account Amount .............................                      --                       --
        Covered Amount ...............................................                      --                       --
(xx) Aggregrate Interest Rate Caps Notional Amount ...................                      --                       --
        Deposit to the Caps Proceeds Account .........................                      --                       --




                                                                              Excess Collateral               Total
(i) Security Amount ..................................................          147,513,425.00           662,983,425.00
(ii) Security Principal Distributed ..................................                    0.00                     0.00
(iii) Security Interest Distributed ..................................              561,684.24             3,519,264.20
(iv) Principal Collections ...........................................            7,083,073.34            31,834,121.03
(v) Finance Charge Collections .......................................            3,126,401.71            14,051,280.50
       Recoveries ....................................................              123,933.25               557,004.84
       Principal Funding Account Investment Earnings .................                    0.00                     0.00
       Accumulation Period Reserve Account Investment Earnings .......                    0.00                     0.00
         Total Finance Charge Collections ............................            3,250,334.96            14,608,285.34
                        Total Collections ............................           10,333,408.30            46,442,406.37
(vi) Aggregate Amount of Principal Receivables .......................                      --         5,776,202,860.06
       Invested Amount (End of Month) ................................          147,513,425.00           662,983,425.00
       Floating Allocation Percentage ................................               2.5538131%              11.4778418%
       Fixed/Floating Allocation Percentage ..........................               2.5538131%              11.4778418%
       Invested Amount (Beginning of Month) ..........................          147,513,425.00           662,983,425.00
       Average Daily Invested Amount .................................                      --           662,983,425.00
(vii) Receivable Delinquencies (As a % of Total Receivables)
       Current .......................................................                   84.72%        5,164,599,190.65
       30 Days to 59 Days (1 to 29 Days Contractually Delinquent) ....                    6.91%          421,058,360.58
       60 Days to 89 Days (30 to 59 Days Contractually Delinquent) ...                    2.63%          160,087,976.16
       90 Days and Over (60+ Days Contractually Delinquent) ..........                    5.75%          350,687,338.62
                        Total Receivables ............................                  100.00%        6,096,432,866.01
(viii) Aggregate Investor Default Amount .............................                      --             6,072,861.04
         As a % of Average Daily Invested Amount
             (Annualized based on 366 days/year) .....................                      --                    11.18%
(ix) Charge-Offs .....................................................                    0.00                     0.00
(x) Servicing Fee ....................................................                      --             1,086,858.07
(xi) Unreimbursed Redirected Principal Collections ...................                      --                     0.00
(xii) Excess Funding Account Balance .................................                      --                     0.00
(xiii) New Accounts Added ............................................                      --                  125,502
(xiv) Average Gross Portfolio Yield ..................................                      --                    26.88%
         Average Net Portfolio Yield .................................                      --                    15.71%
(xv) Minimum Base Rate ...............................................                      --                     9.04%
        Excess Spread ................................................                      --                     6.67%
(xvi) Principal Funding Account Balance ..............................                      --                     0.00
(xvii) Accumulation Shortfall ........................................                      --                     0.00
(xviii) Scheduled date for the commencement of the Accumulation Period                      --             January 2002
        Accumulation Period Length ...................................                      --                      N/A
(xix) Principal Funding Account Investment Proceeds Deposit ..........                      --                     0.00
        Required Reserve Account Amount ..............................                      --                     0.00
        Available Reserve Account Amount .............................                      --                     0.00
        Covered Amount ...............................................                      --                     0.00
(xx) Aggregrate Interest Rate Caps Notional Amount ...................                      --           600,000,000.00
        Deposit to the Caps Proceeds Account .........................                      --                     0.00
